Contacts:
Media: 703.469.1004 or media@fbr.com
Investors: Bradley J. Wright at 703.469.1080 or fbcmir@fbr.com

FBR Capital Markets Reports Third Quarter Results

ARLINGTON, VA, October 22, 2008 - FBR Capital Markets Corporation (NASDAQ: FBCM) (FBR Capital Markets) today reported a net after-tax loss of $28.6 million, or $0.44 per share (diluted), for the quarter ended September 30, 2008 compared to net after-tax earnings of $0.3 million in the third quarter of 2007. For the nine months ending September 30, 2008, FBR Capital Markets reported a net loss of $64.0 million after tax, or $0.99 per share (diluted), compared to net after-tax earnings of $33.0 million, or $0.51 per share (diluted), for the first nine months of 2007.

During the quarter, the Company implemented a cost reduction initiative that targeted annualized fixed cost reductions of $30 million and variable cost reductions that together will result in a material lowering of break even levels. Importantly, the Company operated at cash break even levels in September as a result of the cost reductions initiated in August, though most of the benefit of these reductions is still to be realized.

Included in the quarterly results were severance expenses of $3.7 million related to cost reduction initiatives undertaken during the quarter and merchant banking write downs and other investment losses totaling $11.0 million. Excluding these non-operating charges, the third quarter loss would have equaled $19.5 million after tax.

The aggregate of cash and net cash invested in floating rate securities totaled approximately $294 million at quarter end of which $145 million was reported as cash. Following the quarter, the Company refinanced a portion of these floating rate securities through an additional repurchase agreement increasing its stated cash position to approximately $230 million. Also subsequent to quarter end, the Company repurchased 6.7 million shares at an average price of $5.02.

“In a number of ways, FBR Capital Markets has been and will continue to be a beneficiary of the current industry dislocation. The most visible impact has been a further uptick in our institutional brokerage revenue,” said Richard J. Hendrix, President and Chief Operating Officer of FBR Capital Markets. “Additionally, our cost reduction actions have positioned us to be able to add many talented and experienced professionals to our franchise even as we reduce our breakeven. In the last six months, we have added over three dozen senior capital markets professionals who are today a key part of strengthening our franchise through this downturn.”

Capital Markets

In the third quarter, FBR Capital Markets generated investment banking revenues of $12.8 million compared to $8.2 million in the second quarter of 2008 and $66.2 million in the third quarter of 2007. During the third quarter of 2008, investment banking revenues included $6.0 million generated by the Company’s mergers and acquisitions advisory group.

In its institutional brokerage business, FBR Capital Markets extended its growth trajectory by posting $36.4 million in third quarter revenue compared to $34.8 million in the second quarter of 2008 and $27.2 million in the third quarter of 2007 - a year over year increase of 34%. Year-to-date institutional brokerage revenues of $103.0 million are 20% higher than the $85.7 million recorded in the first nine months of 2007.

Asset Management

In FBR Capital Markets’ asset management business, management and incentive fees were $3.7 million for the third quarter of 2008, compared to $4.2 million in the second quarter of 2008 and $6.2 million in the third quarter of 2007. Net assets under management as of September 30, 2008 were $1.7 billion compared to $1.9 billion at the end of the second quarter 2008 and $2.7 billion as of September 30, 2007.

Merchant Banking and Long Term Investments

As of September 30, 2008 FBR Capital Markets had aggregate merchant banking and long term investments of $65.7 million compared to $76.4 million at the end of last quarter. Charges of $9.1 million were taken during the quarter related to investment impairments.

Looking Ahead

“Going forward we will be operating in a market that is not only unprecedented in the extent and severity of its dislocation, but where the rules of the road and a large part of the competitive landscape has changed, and are continuing to change,” said Eric F. Billings, Chairman and Chief Executive Officer of FBR Capital Markets. “We believe that the strength of our balance sheet, our reduced cost structure, the depth and breadth of our banking, brokerage and research platforms, the quality and talents of our people and our proven ability to react quickly and flexibly to market opportunities will serve us well in the future. As conditions allow, we fully expect to participate in substantial capital-raising opportunities such as the recapitalizations of financial institutions where we have an extensive track record of success.”

Investors wishing to listen to the earnings conference call at 9:00 A.M. U.S. EDT, Wednesday, October 22, 2008, may do so via the Web at:
http://phx.corporate-ir.net/phoenix.zhtml?c=204322&p=irol-irhome

Replays of the webcast will be available after the call.

FBR Capital Markets Corporation (FBR Capital Markets) provides investment banking*, merger and acquisition advisory services*, institutional brokerage*, research*, and asset management and private wealth services. FBR Capital Markets focuses capital and financial expertise on seven industry sectors: consumer, diversified industrials, energy & natural resources, financial institutions, insurance, real estate, and technology, media & telecom. FBR Capital Markets is headquartered in the Washington, D.C. metropolitan area with offices in Arlington, VA; Boston; Dallas; Houston; Irvine; New York; San Francisco; and London. For more information, please visit www.fbrcapitalmarkets.com .

*Friedman, Billings, Ramsey & Co., Inc.

Statements in this release concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. For a discussion of these and other risks and important factors that could affect our future results and financial condition, see "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Financial data follows.

# # #

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Quarter ended
	September 30,

	2008	%	2007	%
REVENUES:
Investment banking:
Capital raising	$6,762	14.8%	$49,691	46.8%
Advisory	5,999	13.1%	16,480	15.5%
Institutional brokerage:
Principal transactions	2,610	5.7%	968	0.9%
Agency commissions	33,792	73.8%	26,219	24.7%
Asset management:
Base management fees	3,710	8.1%	6,119	5.8%
Incentive allocations and fees	-	0.0%	82	0.1%
Interest income	8,680	19.0%	5,223	4.9%
Net investment (loss) income	(11,043)	-23.6%	1,493	1.4%
Other	184	0.3%	213	0.2%
Total revenues	50,694	111.2%	106,488	100.3%
Interest expense	5,139	11.2%	316	0.3%
Revenues, net of interest expense	45,555	100.0%	106,172	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	55,604	121.5%	67,035	63.1%
Professional services	9,281	20.3%	9,195	8.7%
Business development	5,189	11.3%	6,304	5.9%
Clearing and brokerage fees	3,810	8.3%	3,911	3.7%
Occupancy and equipment	8,077	17.6%	8,671	8.2%
Communications	5,700	12.5%	5,717	5.4%
Other operating expenses	4,576	10.0%	3,308	3.1%
Total non-interest expenses	92,237	201.5%	104,141	98.1%

(Loss) income before income taxes	(46,682)	-101.5%	2,031	1.9%

Income tax (benefit) provision	(18,122)	-30.4%	1,764	1.7%

Net (loss) income	$(28,560)	-71.1%	$267	0.2%

Basic (loss) earnings per share	$(0.44)		$-
Diluted (loss) earnings per share	$(0.44)		$-

Weighted average shares - basic (in thousands)	64,988		64,122
Weighted average shares - diluted (in thousands)	64,988		64,185

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited)

	Nine months ended
	September 30,

	2008	%	2007	%
REVENUES:
Investment banking:
Capital raising	$75,632	37.8%	$263,899	63.0%
Advisory	15,267	7.6%	29,090	6.9%
Institutional brokerage:
Principal transactions	13,455	6.7%	7,156	1.7%
Agency commissions	89,499	44.7%	78,521	18.7%
Asset management:
Base management fees	12,507	6.2%	18,007	4.3%
Incentive allocations and fees	-	0.0%	302	0.1%
Interest income	16,022	8.0%	22,135	5.3%
Net investment (loss) income	(15,326)	-7.5%	4,206	1.0%
Other	710	0.3%	754	0.3%
Total revenues	207,766	103.8%	424,070	101.3%
Interest expense	7,677	3.8%	5,252	1.3%
Revenues, net of interest expense	200,089	100.0%	418,818	100.0%

NON-INTEREST EXPENSES:
Compensation and benefits	174,740	87.2%	234,703	56.0%
Professional services	29,285	14.6%	32,705	7.8%
Business development	23,833	11.9%	27,550	6.6%
Clearing and brokerage fees	10,775	5.4%	9,599	2.3%
Occupancy and equipment	25,045	12.5%	23,980	5.7%
Communications	17,908	8.9%	16,931	4.0%
Other operating expenses	11,389	5.8%	8,834	2.2%
Total non-interest expenses	292,975	146.3%	354,302	84.6%

(Loss) income before income taxes	(92,886)	-46.3%	64,516	15.4%

Income tax (benefit) provision	(28,903)	-12.3%	31,483	7.5%

Net (loss) income	$(63,983)	-34.0%	$33,033	7.9%

Basic (loss) earnings per share	$(0.99)		$0.51
Diluted (loss) earnings per share	$(0.99)		$0.51

Weighted average shares - basic (in thousands)	64,741		64,189
Weighted average shares - diluted (in thousands)	64,741		64,243

FBR CAPITAL MARKETS CORPORATION Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the
	nine months ended
	September 30, 2008	Q-3 08	Q-2 08	Q-1 08
Revenues
Investment banking:
Capital raising	$75,632	$6,762	$3,961	$64,909
Advisory	15,267	5,999	4,192	5,076
Institutional brokerage:
Principal transactions	13,455	2,610	4,888	5,957
Agency commissions	89,499	33,792	29,891	25,816
Asset management:
Base management fees	12,507	3,710	4,153	4,644
Interest	16,022	8,680	4,881	2,461
Net investment (loss) income	(15,326)	(11,043)	745	(5,028)
Other	710	184	282	244
Total revenues	207,766	50,694	52,993	104,079
Interest expense	7,677	5,139	2,505	33
Revenues, net of interest expense	200,089	45,555	50,488	104,046

Non-interest expenses
Compensation and benefits	174,740	55,604	48,273	70,863
Professional services	29,285	9,281	8,841	11,163
Business development	23,833	5,189	6,624	12,020
Clearing and brokerage fees	10,775	3,810	3,367	3,598
Occupancy and equipment	25,045	8,077	8,361	8,607
Communications	17,908	5,700	6,165	6,043
Other operating expenses	11,389	4,576	4,080	2,733
Total non-interest expenses	292,975	92,237	85,711	115,027

Loss before income taxes	(92,886)	(46,682)	(35,223)	(10,981)

Income tax benefit	(28,903)	(18,122)	(9,974)	(807)

Net loss	$(63,983)	$(28,560)	$(25,249)	$(10,174)

Loss before income taxes as a percentage of net revenue	-46.4%	-102.5%	-69.8%	-10.6%

ROE (annualized)	-17.8%	-23.8%	-20.4%	-8.1%

Total shareholders' equity	$452,488	$452,488	$481,653	$503,033

Basic loss per share	$(0.99)	$(0.44)	$(0.39)	$(0.16)
Diluted loss per share	$(0.99)	$(0.44)	$(0.39)	$(0.16)

Ending shares outstanding (in thousands)	65,034	65,034	64,874	64,765

Book value per share	$6.96	$6.96	$7.42	$7.77

Gross assets under management (in millions)
Managed accounts	$276.8	$276.8	$275.7	$333.9
Hedge & offshore funds	29.6	29.6	35.5	45.1
Mutual funds	1,433.2	1,433.2	1,553.4	1,702.9
Private equity and venture capital funds	17.2	17.2	21.1	21.4
Total	$1,756.8	$1,756.8	$1,885.7	$2,103.3

Net assets under management (in millions)
Managed accounts	$276.8	$276.8	$275.7	$333.9
Hedge & offshore funds	27.5	27.5	33.4	40.4
Mutual funds	1,427.1	1,427.1	1,533.8	1,698.0
Private equity and venture capital funds	16.2	16.2	20.2	20.2
Total	$1,747.6	$1,747.6	$1,863.1	$2,092.5

Employee count	652	652	700	707

FBR CAPITAL MARKETS CORPORATION Financial & Statistical Supplement - Operating Results (Dollars in thousands, except per share data) (Unaudited)

	For the
	year ended
	December 31, 2007	Q-4 07	Q-3 07	Q-2 07	Q-1 07
Revenues
Investment banking:
Capital raising	$289,545	$25,646	$49,691	$116,972	$97,236
Advisory	34,063	4,973	16,480	6,152	6,458
Institutional brokerage:
Principal transactions	10,152	2,996	968	4,152	2,036
Agency commissions	104,633	26,112	26,219	28,526	23,776
Asset management:
Base management fees	23,549	5,542	6,119	6,360	5,528
Incentive allocations and fees	401	99	82	116	104
Interest	25,760	3,625	5,223	5,798	11,114
Net investment (loss) income	(4,497)	(8,703)	1,493	1,218	1,495
Other	1,290	536	213	465	76
Total revenues	484,896	60,826	106,488	169,759	147,823
Interest expense	5,337	85	316	274	4,662
Revenues, net of interest expense	479,559	60,741	106,172	169,485	143,161

Non-interest expenses
Compensation and benefits	287,752	53,049	67,035	89,877	77,791
Professional services	45,303	12,598	9,195	12,686	10,824
Business development	37,356	9,806	6,304	9,931	11,315
Clearing and brokerage fees	12,373	2,774	3,911	3,022	2,666
Occupancy and equipment	33,197	9,217	8,671	7,816	7,493
Communications	22,434	5,503	5,717	5,805	5,409
Other operating expenses	15,868	7,034	3,308	3,706	1,820
Total non-interest expenses	454,283	99,981	104,141	132,843	117,318

Income (loss) before income taxes	25,276	(39,240)	2,031	36,642	25,843

Income tax provision (benefit)	20,032	(11,451)	1,764	14,882	14,837

Net income (loss)	$5,244	$(27,789)	$267	$21,760	$11,006

Net income (loss) before income taxes as a percentage of net revenue	5.3%	-64.6%	1.9%	21.6%	18.1%

ROE (annualized)	1.1%	-22.4%	0.2%	17.2%	8.9%

Total shareholders' equity	$506,740	$506,740	$527,045	$528,341	$501,858

Basic earnings (loss) per share	$0.08	$(0.43)	$-	$0.34	$0.17
Diluted earnings (loss) per share	$0.08	$(0.43)	$-	$0.34	$0.17

Ending shares outstanding (in thousands)	64,059	64,059	63,889	64,411	64,282

Book value per share	$7.91	$7.91	$8.25	$8.20	$7.81

Gross assets under management (in millions)
Managed accounts	$347.1	$347.1	$345.6	$291.3	$258.8
Hedge & offshore funds	52.1	52.1	61.7	61.7	67.1
Mutual funds	2,046.5	2,046.5	2,292.3	2,482.6	2,412.9
Private equity and venture capital funds	23.8	23.8	31.3	33.8	41.2
Total	$2,469.5	$2,469.5	$2,730.9	$2,869.4	$2,780.0

Net assets under management (in millions)
Managed accounts	$347.1	$347.1	$345.6	$291.3	$258.8
Hedge & offshore funds	50.7	50.7	58.1	58.1	62.5
Mutual funds	2,034.6	2,034.6	2,285.1	2,474.7	2,406.4
Private equity and venture capital funds	22.6	22.6	29.8	32.0	38.0
Total	$2,455.0	$2,455.0	$2,718.6	$2,856.1	$2,765.7

Employee count	758	758	765	745	751

FBR CAPITAL MARKETS CORPORATION CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts) (Unaudited)

ASSETS	30-Sep-08	31-Dec-07

Cash and cash equivalents	$144,969	$383,558
Receivables	47,959	30,923
Investments:
Mortgage-backed securities, at fair value	850,911	-
Long-term investments	65,706	84,076
Trading securities, at fair value	25,092	19,057
Due from clearing broker	17,168	-
Derivative assets, at fair value	3,405	-
Intangible assets, net	9,372	9,837
Furniture, equipment and leasehold improvements, net	25,996	29,092
Prepaid expenses and other assets	47,306	52,189
Total assets	$1,237,884	$608,732

LIABILITIES AND SHAREHOLDERS ’ EQUITY

Liabilities:
Trading account securities sold but not yet purchased, at fair value	$4,601	$206
Repurchase agreements	701,718	-
Accrued compensation and benefits	35,950	45,432
Accounts payable, accrued expenses and other liabilities	42,384	48,778
Due to clearing broker	-	7,512
Due to affiliates	743	64
Total liabilities	785,396	101,992

Shareholders' equity:
Common stock	67	66
Additional paid-in capital	428,277	412,805
Restricted stock units	3,934	-
Accumulated other comprehensive (loss) income, net of taxes	(9,054)	622
Retained earnings	29,264	93,247
Total shareholders' equity	452,488	506,740

Total liabilities and shareholders' equity	$1,237,884	$608,732